PHELPS DODGE CORPORATION AND SUBSIDIARIES

                                  Exhibit 10.12

                             STOCK OPTION AGREEMENT

                  (1998 Stock Option and Restricted Stock Plan)


STOCK OPTION AGREEMENT, dated _______________, between PHELPS DODGE CORPORATION, a New York corporation (the "Corporation"), and _______________________ (the "Employee").

The Compensation and Management Development Committee of the Board of Directors of the Corporation (such Committee, and any successor committee appointed by the Board of Directors of the Corporation to administer the Corporation's 1998 Stock Option and Restricted Stock Plan (the "Plan"), is hereinafter referred to as the "Committee") has granted to the Employee an option under the Plan to purchase Common Shares of the Corporation on the terms set forth below. To evidence the option so granted, and to set forth their terms and conditions as provided in the Plan, the Corporation and the Employee hereby agree as follows:

1.  Confirmation of Grant of Option; Option Price.

The Corporation hereby evidences and confirms its grant to the Employee of (i) an option (the "Option") to purchase ____________ of the Corporation's Common Shares at an option price of $_________ per share. The Option granted hereby shall be subject to the provisions of the Plan. Capitalized terms used herein that are not defined in this Agreement shall have the meanings assigned to such terms in the Plan.

2.  Term for Exercise.

(a) The Option  shall  become  exercisable,  subject to the  provisions  of this
Section 2 and Sections 3 and 4 hereof, in installments of _____ Common Shares on the first anniversary of the date of grant of the Option, ______ Common Shares on the second anniversary and ______ Common Shares on the third anniversary. Unless an earlier expiration date is specified by this Agreement (or, if applicable, in Supplement A), the Option shall expire at 5:00 P.M., Arizona Mountain time (such time shall hereinafter be referred to as the "End of Business"), on the day after the tenth anniversary of the date on which the Option was granted (the "Termination Date").

(b) Without limiting the generality of the foregoing, in the event:

(i) the Corporation's stockholders holding at least 50% (or such greater percentage as may be required by the Certificate of Incorporation or By-Laws of the Corporation or by law) of the voting stock of the Corporation approve any merger, consolidation, sale of assets, liquidation or reorganization in which the Corporation will not survive as a publicly owned corporation (such approval hereinafter referred to as a "Merger Approval"); or (ii) any of the Corporation's Common Shares are purchased pursuant to a tender or exchange offer other than an offer by the Corporation, any Subsidiary of the Corporation (as defined in the Plan and hereinafter referred to as a "Subsidiary"), or any employee benefit plan maintained by the Corporation or a Subsidiary (such purchase hereinafter referred to as a "Tender Purchase");

then the Option shall become exercisable during the period beginning on the date of the Merger Approval or Tender Purchase, as the case may be, and ending on the thirtieth day following such date (but in no event shall the Option become exercisable under this paragraph earlier than six months from the date on which the Option was granted (the "Grant Date")). If any portion of the Option shall be exercised, the Option shall thereafter remain exercisable, according to its terms, only with respect to the number of Common Shares as to which the Option would otherwise be exercisable less the number of Common Shares with respect to which the Option has previously been exercised.

3.  Who May Exercise.

During the Employee's lifetime the Option may be exercised only by him. If the Employee dies while in the employ of the Corporation or one of its Subsidiaries, the Option may be exercised for the full number of Common Shares specified in
Section 1 hereof less the number of Common Shares with respect to which the Option has previously been exercised, by the Employee's estate, personal representative or beneficiary who acquired the right to exercise the Option by will or by the laws of descent and distribution, at any time prior to the End of Business on the earlier of the Termination Date or the fifth anniversary of the Employee's death. If the Employee dies while he is no longer employed by the Corporation or a Subsidiary, his Options may be exercised for the full number of Common Shares as to which he could have exercised them on the date of his death, by his estate, personal representative or beneficiary who acquired the right to exercise the Option by will or by the laws of descent and distribution, at any time prior to the termination date provided by Section 4 hereof. Following the End of Business on the earlier of the Termination Date, the fifth anniversary of the Employee's death or the termination date provided by Section 4, as the case may be, the Option shall expire.

4. Exercise after Termination of Employment.

If the Employee shall cease to be employed by the Corporation or a Subsidiary other than by reason of death, Disability (as defined in the Plan), Retirement (as defined in the Plan) or the Employee's termination for Cause (as defined in the Plan), the Option shall remain exercisable, to the extent exercisable on the date of such termination, until the End of Business on the earlier of the Termination Date or the date which is one month after the day his employment ends. If the Employee's employment shall terminate due to Disability or Retirement, the Option shall remain exercisable, to the extent exercisable on the date of the Employee's termination of employment, until the End of Business on the earlier of the Termination Date or the fifth anniversary of the date of such termination of employment; provided, however, that, in the event the Employee's employment with the Corporation terminates not earlier than six months from the Grant Date as a result of the Employee's Disability or retirement on or after the Employee's normal retirement date, immediately prior to the End of Business on the date the Employee's employment terminates the Option shall become exercisable for the purchase of the full number of Common Shares specified in Section 1 of the Agreement less the number of Common Shares with respect to which the Option has previously been exercised. If the Employee's employment is terminated for Cause, all Options granted to the Employee which are then outstanding shall be forfeited as of the effective time of such termination but in no event later than the End of Business on such termination date. Any portion of the Option which is not exercisable on the date the Employee's employment terminates for any reason other than death, Disability, or retirement on or after the Employee's normal retirement date shall expire at the End of Business on such termination date. Any portion of the Option which did not expire on the date the Employee's employment terminates and which is not exercised within the period established under this Section 4 shall expire following the End of Business on the last day on which the Option could have been exercised.

5.  Restrictions on Exercise.

The Option may be exercised only with respect to full Common Shares. No fractional shares shall be issued. The Option may not be exercised in whole or part:

(a) if any requisite approval or consent of any governmental authority of any kind having jurisdiction over the exercise of options shall not have been secured; or

(b) unless the Common Shares subject to the Option shall be effectively listed on the New York Stock Exchange and registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which listing and registration may be upon official notice of issuance of such Common Shares.

The Corporation may require that, as a condition to any exercise of the Option, the Employee represent to the Corporation in writing that he is acquiring the Common Shares subject to such exercise for his own account for investment only and not with a view to the distribution thereof.

6.  Manner of Exercise.

To the extent the Option shall be exercisable in accordance with the terms hereof, and subject to such administrative regulations as the Committee may have adopted, the Option may be exercised in whole or from time to time in part by written notice to the Committee, (i) identifying the Option by Grant Date, the option price and whether or not the Agreement includes Supplement A, (ii) specifying the number of Common Shares with respect to which the Option is being exercised, and (iii) accompanied by full payment of the option price for such Common Shares (1) in United States dollars by personal check or cash, including an assignment of the right to receive cash proceeds of the sale of Common Shares subject to the Option, (2) in Common Shares of the Corporation owned by the Employee for at least three months prior to the day of exercise, represented by certificates duly endorsed to the Corporation or its nominee with any requisite transfer tax stamps attached, the market value of which shall be equal to the option price for the Common Shares with respect to which the Option is being exercised, or (3) in a combination of (1) and (2) above. The market value of any Common Shares delivered pursuant to the immediately preceding sentence shall be the mean of the high and low prices of such Common Shares on the Consolidated Trading Tape on the day of exercise or, if there was no such sale on such day, on the day next preceding the day of exercise on which there was a sale.

For valuation purposes, the day of exercise of the Option shall be deemed to be the day on which notice, addressed to the Committee, either to exercise the Option in whole or in part by the payment of Common Shares (together with duly endorsed certificates as provided above and any other required payment) is received at the Corporation's principal office, except that if such notice (together with certificates and other payment if required) is received on a Saturday or Sunday or on a holiday observed by the Corporation's principal office, or after the End of Business on any other day, the day of exercise shall be deemed to be the next business day. "Written notice" shall include, without limitation, notice by telegram, telex, cable or telecopy facsimile.

In the event that the Option shall be exercised by a person other than the Employee in accordance with the provisions of Section 3 hereof, such person shall furnish the Corporation with evidence satisfactory to it of his or her right to exercise the same and of payment or provision for payment of any estate, transfer, inheritance or death taxes payable with respect to the Option or with respect to any related Common Shares or payment. The Corporation may require the Employee or other person exercising the Option to furnish or execute such documents as the Corporation shall deem necessary to evidence such exercise, to determine whether registration is then required under the
Securities Act of 1933, as amended, or to comply with or satisfy the requirements of the Exchange Act, or any other law.

7.  Nonassignability.

Unless the Committee shall otherwise so specify by a supplement to this Agreement approved in connection with the award hereof or at any subsequent time, the Option shall not be assignable or transferable except by will or by the laws of descent and distribution to the extent contemplated by Section 3 hereof. At the request of the Employee, Common Shares purchased on exercise of the Option may be issued or transferred in the name of the Employee and another person jointly with the right of survivorship, or in the name of a trust or other legal entity established to held property for the benefit of the Employee or members of his immediate family.

8.  Rights as Stockholder.

The Employee shall have no rights as a stockholder with respect to any Common Shares covered by the Option until the issuance of a certificate or certificates to him for such Common Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

9.  Capital Adjustments.

The number and price of the Common Shares covered by the Option shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Corporation's Common Shares or any recapitalization of the Corporation. To the extent deemed equitable and appropriate by the Committee, subject to any required action by the stockholders of the Corporation, in any merger, consolidation, reorganization, liquidation, dissolution, or other similar transaction, the Option shall pertain to the securities and other property, if any, which a holder of the number of Common Shares covered by the Option would have been entitled to receive in connection with such event.

10.      Withholding.

(a) The Corporation's obligation to deliver Common Shares upon the exercise of the Option shall be subject to payment by the Employee of any amount required to be withheld with respect to such exercise pursuant to any applicable federal, state or local tax withholding requirements.

(b) Unless this Agreement includes Supplement A (making it an incentive stock option), the Employee may elect to satisfy all or any part of his federal, state and local tax obligations (including, without limitation, FICA) with respect to such exercise by having the Corporation withhold from any Common Shares otherwise deliverable to him in connection with the exercise of the Option a number of Common Shares, or by delivering Common Shares already owned by the Employee, having a market value equal in amount to the obligations to be so satisfied. The market value of Common Shares withheld or delivered shall be the mean of the high and low prices of such Common Shares on the Consolidated Trading Tape on the day of exercise or, if there was no such sale on such day, on the next preceding day on which there was a sale.

11.  Governing Law.

This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.

12.  Supplements.

Attached hereto are the following supplements:

Supplement A - Incentive Stock Options

Supplement B -- Change of Control

Supplement D -- Reload Option
Any such supplements so attached are incorporated herein and constitute a part of this Agreement as though set forth in full herein. Additional supplements may be added to this Agreement at a later date by the Committee; provided however that if any such additional supplement adversely affects the rights of the Employee under this Agreement, such supplement shall not be or become effective unless and until the Employee consents to its addition in writing. All capitalized terms used in such supplements without definition shall have the meaning determined under this Agreement.

13.  Predecessor Plans.

The Employee hereby acknowledges and agrees that all of the Employee's outstanding options that were granted pursuant to the Predecessor Plans (as defined in the Plan) shall hereafter become subject to the terms of this Agreement.

IN WITNESS WHEREOF, the Corporation and the Employee have duly executed this Agreement as of the date set forth above.

                                     PHELPS DODGE CORPORATION


                                     By
                                       ----------------------------
                                     Senior Vice President


                                     ------------------------------
                                     Employee

Supplement A
[Incentive Stock Option --
1998 Stock Option Plan]

Supplement   A  to  the  Stock  Option   Agreement   (the   "Agreement")   dated
___________________  between Phelps Dodge  Corporation (the  "Corporation")  and
____________________ (the "Employee").

1. Term of the Option. Each incentive stock option shall expire on the tenth anniversary of the date of its grant.

2. Disposition of Shares. If the Employee disposes of any Common Shares received upon exercise of the Option within two years after the Option was granted to him or within one year after the Common Shares were transferred to him upon exercise of the Option, whether by sale, gift, or otherwise, the Employee shall notify the Secretary of the Corporation of the number of such Common Shares disposed of, the date on which disposed of, the manner of disposition and the amount, if any, realized upon such disposition, and shall promptly pay to the Corporation the amount, if any, that the Corporation specifies in a written notice to the Employee as required to be withheld with respect to such exercise and disposition pursuant to any applicable federal, state or local tax withholding requirements.

3. Interpretation of Agreement. The Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

Supplement B
[Change of Control --
1998 Stock Option Plan]

Supplement   B  to  the  Stock  Option   Agreement   (the   "Agreement")   dated
____________________,  between Phelps Dodge Corporation (the  "Corporation") and
___________________, (the "Employee").

1. Additional Trigger Event For Exercisability. In addition to the provisions of
Section 2 of the Agreement, in the event the Employee's employment with the Corporation or any Subsidiary terminates by reason of a Qualifying Termination (as defined below) not earlier than six months from the date on which the Option was granted and within two years after a Change of Control (as defined in the Plan) of the Corporation, the Option shall become exercisable, no later than the date of such termination, for the purchase of the full number of Common Shares specified in Section 1 of the Agreement.

2. Qualifying Termination. For the purpose of this Supplement, a "Qualifying Termination" means a termination of the Employee's employment with the
Corporation or any Subsidiary (under circumstances where the Employee is no longer employed by the Corporation or any Subsidiary) for any reason other than

(i)  death;

(ii)  Disability;

(iii) willful misconduct in the performance of the Employee's duties as an employee which results in a material detriment to the Corporation, and its Subsidiaries, taken as a whole;

(iv)  Retirement; or

(v)  a termination by the Employee unless

(1) such termination occurs more than 180 days following the time when a Change of Control takes place and such Change of Control has not been approved by a resolution adopted by the Board of Directors of the Corporation as constituted immediately prior to such Change of Control or

(2) the Employee terminates his employment for one or more of the following reasons (and the Employee has not agreed thereto in writing):

(x) the assignment to the Employee of any duties inconsistent, in a way materially adverse to the Employee, with his positions, duties, responsibilities and status with the Corporation and its Subsidiaries immediately prior to such Change of Control, or a material reduction in the duties and responsibilities held by the Employee immediately prior to such Change of Control; a change in the Employee's reporting responsibilities, titles or offices as in effect immediately prior to such Change of Control; or any removal of the Employee from or any failure to re-elect the Employee to any position with the Corporation or any Subsidiary that the Employee held immediately prior to such Change of Control except in connection with the Employee's promotion or the termination of his employment for any of the reasons specified in paragraphs (i) through (iv) above; or

(y) a reduction by the Corporation or any Subsidiary in the Employee's base salary as in effect immediately prior to such Change of Control; the failure by the Corporation or any Subsidiary to continue in effect any employee benefit plan or compensation plan in which the Employee is participating immediately prior to such Change of Control unless the Employee is permitted to participate in other plans providing him with substantially comparable benefits; or the taking of any action by the Corporation or any Subsidiary which would adversely affect the Employee's participation in or materially reduce his benefits under such plan; or

(z) the Corporation's or any Subsidiary's requiring the Employee to be based anywhere other than his location immediately prior to such Change of Control or a location within 50 miles of his location immediately prior to such Change of Control; or the Corporation's or any Subsidiary's requiring the Employee to travel on the Corporation's or any Subsidiary's business to an extent substantially more burdensome than his travel obligations immediately prior to such Change of Control.

Supplement D
[Reload Option -- 1998 Plan]

Supplement   D  to  the  Stock  Option   Agreement   (the   "Agreement")   dated
_________________  between  Phelps Dodge  Corporation  (the  "Corporation")  and
_____________________ (the "Employee").

1. Issuance of Reload Option. In the event that the Employee exercises this Option (a) at least six months prior to the expiration date of this Option, (b) while still employed by the Corporation or a Subsidiary, (c) prior to the expiration date of the Plan and (d) prior to any determination by the Committee to terminate the right of the Employee (including, without limitation, by terminating such rights for all employees or all employees of a class of employees which includes the Employee) to receive upon the exercise of this Option an additional Option in accordance with the terms of this Supplement, using, in whole or in part, Common Shares owned by the Employee for at least three months prior to the day of exercise (the "Exercise Date"), the Employee shall be granted a new option (the "Reload Option") under the Plan on the Exercise Date for the number of Common Shares of the Corporation equal to the number of Common Shares exchanged by the Employee to exercise this Option. No Reload Option shall be granted if the Exercise Date is (a) within six months of the expiration date of the Option, (b) a date when the Employee is not employed by the Corporation or a Subsidiary, (c) after the expiration date of the Plan or
(d) after the date, if any, the Committee decides to terminate the right of the Employee (including, without limitation, by terminating such rights as to all employees or all employees of a class of employees which includes the Employee) to receive upon the exercise of this Option an additional Option in accordance with the terms of this Supplement.

2. Terms of Reload Option. The Reload Option shall be exercisable on the same terms and conditions as apply to the Option as set forth in this Agreement (including, without limitation, the terms and conditions providing to the Employee certain additional benefits in the event of a Change of Control, as defined in Supplement B hereto), except that (a) the Reload Option shall become exercisable in full on the day which is six months after the Exercise Date, (b) the option price per share shall be the fair market value of a Common Share on the Exercise Date, which shall be the mean of the high and low prices of a Common Share on the Consolidated Trading Tape on that day, or, if no sale of Common Shares is recorded on such tape on that day, then on the next preceding day on which there was such a sale and (c) the expiration date of the Reload Option shall be the date of expiration of the Option under this Agreement. The Corporation may issue a new agreement to evidence the Reload Option and, if it does, that agreement shall supersede this Agreement in all respects insofar as the Reload Option is concerned.

                             RELOAD OPTION AGREEMENT

                  (1998 Stock Option and Restricted Stock Plan)

RELOAD OPTION AGREEMENT, dated ____________, between PHELPS DODGE CORPORATION, a
New  York  corporation  (the   "Corporation"),   and   __________________   (the
"Employee").

The Compensation and Management Development Committee of the Board of Directors of the Corporation (such Committee, and any successor committee appointed by the Board of Directors of the Corporation to administer the Corporation's 1998 Stock Option and Restricted Stock Plan (the "Plan"), is hereinafter referred to as the "Committee") has granted to the Employee an option under the Plan to purchase Common Shares of the Corporation on the terms set forth below. Such grant was made on _____________________ in connection with the exercise on that date by the Employee of an option (the "Original Option") issued under the Plan, evidenced by a Stock Option Agreement dated _______________________. In connection with such exercise, the Employee delivered to the Corporation in payment of part or all of the exercise price of the Original Option _________ Common Shares that he owned for at least three months prior to the date of exercise.

To evidence the option so granted, and to set forth their terms and conditions as provided in the Plan, the Corporation and the Employee hereby agree as follows:

1.  Confirmation of Grant of Reload Option; Reload Option Price.

The Corporation hereby evidences and confirms its grant to the Employee of (i) an option (the "Reload Option") to purchase _________ of the Corporation's Common Shares at `an option price of $________ per share. The Reload Option granted hereby shall be subject to the provisions of the Plan. Capitalized terms used herein that are not defined in this Agreement shall have the meanings assigned to such terms in the Plan.

2.  Term for Exercise.

The Reload Option shall become exercisable, subject to the provisions of Sections 3 and 4 hereof, on ______________, which is the date six months after the grant date specified in Section 1 hereof. Unless an earlier expiration date is specified by this Agreement, the Reload Option shall expire at 5:00 P.M., Arizona Mountain time (such time shall hereinafter be referred to as the "End of Business"), on ________________, which is the expiration date of the Original Option (the "Termination Date").

3.  Who May Exercise.

During the Employee's lifetime the Reload Option may be exercised only by him. If the Employee dies while in the employ of the Corporation or one of its Subsidiaries, the Reload Option may be exercised for the full number of Common Shares specified in Section 1 hereof less the number of Common Shares with respect to which the Reload Option has previously been exercised, by the Employee's estate, personal representative or beneficiary who acquired the right to exercise the Reload Option by will or by the laws of descent and distribution, at any time prior to the End of Business on the earlier of the Termination Date or the fifth anniversary of the Employee's death. If the Employee dies while he is no longer employed by the Corporation or a Subsidiary, his Reload Options may be exercised for the full number of Common Shares as to which he could have exercised them on the date of his death, by his estate, personal representative or beneficiary who acquired the right to exercise the Reload Option by will or by the laws of descent and distribution, at any time prior to the termination date provided by Section 4 hereof. Following the End of Business on the earlier of the Termination Date, the fifth anniversary of the Employee's death or the termination date provided by Section 4, as the case may be, the Reload Option shall expire.

4. Exercise after Termination of Employment. If the Employee shall cease to be employed by the Corporation or a Subsidiary other than by reason of death, Disability (as defined in the Plan), Retirement (as defined in the Plan) or the Employee's termination for Cause (as defined in the Plan), the Reload Option shall remain exercisable, to the extent exercisable on the date of such termination, until the End of Business on the earlier of the Termination Date or the date which is one month after the day his employment ends. If the Employee's employment shall terminate due to Disability or Retirement, the Reload Option shall remain exercisable, to the extent exercisable on the date of the Employee's termination of employment, until the End of Business on the earlier of the Termination Date or the fifth anniversary of the date of such termination of employment. If the Employee's employment is terminated for Cause, all Reload Options granted to the Employee which are then outstanding shall be forfeited as of the effective time of such termination but in no event later than the End of Business on such termination date. Any portion of the Reload Option which is not exercisable on the date the Employee's employment terminates for any reason other than death, Disability, or retirement on or after the Employee's normal retirement date shall expire at the End of Business on such termination date. Any portion of the Reload Option which did not expire on the date the Employee's employment terminates and which is not exercised within the period established under this Section 4 shall expire following the End of Business on the last day on which the Reload Option could have been exercised.

5.  Restrictions on Exercise.

The Reload Option may be exercised only with respect to full Common Shares. No fractional shares shall be issued. The Reload Option may not be exercised in whole or part:

(a) if any requisite approval or consent of any governmental authority of any kind having jurisdiction over the exercise of options shall not have been secured; or

(b) unless the Common Shares subject to the Reload Option shall be effectively listed on the New York Stock Exchange and registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which listing and registration may be upon official notice of issuance of such Common Shares.

The Corporation may require that, as a condition to any exercise of the Reload Option, the Employee represent to the Corporation in writing that he is acquiring the Common Shares subject to such exercise for his own account for investment only and not with a view to the distribution thereof.

6. Manner of Exercise.

To the extent the Reload Option shall be exercisable in accordance with the terms hereof, and subject to such administrative regulations as the Committee may have adopted, the Reload Option may be exercised in whole or from time to time in part by written notice to the Committee, (i) identifying the Reload Option by Grant Date and the option price, (ii) specifying the number of Common Shares with respect to which the Reload Option is being exercised, and (iii) accompanied by full payment of the option price for such Common Shares (1) in United States dollars by personal check or cash, including an assignment of the right to receive cash proceeds of the sale of Common Shares subject to the Reload Option, (2) in Common Shares of the Corporation owned by the Employee for at least three months prior to the day of exercise, represented by certificates duly endorsed to the Corporation or its nominee with any requisite transfer tax stamps attached, the market value of which shall be equal to the option price for the Common Shares with respect to which the Reload Option is being exercised, or (3) in a combination of (1) and (2) above. The market value of any Common Shares delivered pursuant to the immediately preceding sentence shall be the mean of the high and low prices of such Common Shares on the Consolidated Trading Tape on the day of exercise or, if there was no such sale on such day, on the day next preceding the day of exercise on which there was a sale.

For valuation purposes, the day of exercise of the Reload Option shall be deemed to be the day on which notice, addressed to the Committee, either to exercise the Reload Option in whole or in part by the payment of Common Shares (together with duly endorsed certificates as provided above and any other required payment) is received at the Corporation's principal office, except that if such notice (together with certificates and other payment if required) is received on a Saturday or Sunday or on a holiday observed by the Corporation's principal office, or after the End of Business on any other day, the day of exercise shall be deemed to be the next business day. "Written notice" shall include, without limitation, notice by telegram, telex, cable or telecopy facsimile.

In the event that the Reload Option shall be exercised by a person other than the Employee in accordance with the provisions of Section 3 hereof, such person shall furnish the Corporation with evidence satisfactory to it of his or her right to exercise the same and of payment or provision for payment of any estate, transfer, inheritance or death taxes payable with respect to the Reload Option or with respect to any related Common Shares or payment. The Corporation may require the Employee or other person exercising the Reload Option to furnish or execute such documents as the Corporation shall deem necessary to evidence such exercise, to determine whether registration is then required under the Securities Act of 1933, as amended, or to comply with or satisfy the requirements of the Exchange Act, or any other law.

7.  Nonassignability.

Unless the Committee shall otherwise so specify by a supplement to this Agreement approved in connection with the award hereof or at any subsequent time, the Reload Option shall not be assignable or transferable except by will or by the laws of descent and distribution to the extent contemplated by Section 3 hereof. At the request of the Employee, Common Shares purchased on exercise of the Reload Option may be issued or transferred in the name of the Employee and another person jointly with the right of survivorship, or in the name of a trust or other legal entity established to held property for the benefit of the Employee or members of his immediate family.

8.  Rights as Stockholder.

The Employee shall have no rights as a stockholder with respect to any Common Shares covered by the Reload Option until the issuance of a certificate or certificates to him for such Common Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

9.  Capital Adjustments.

The number and price of the Common Shares covered by the Reload Option shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Corporation's Common Shares or any recapitalization of the Corporation. To the extent deemed equitable and appropriate by the Committee, subject to any required action by the stockholders of the Corporation, in any merger, consolidation, reorganization, liquidation, dissolution, or other similar transaction, the Reload Option shall pertain to the securities and other property, if any, which a holder of the number of Common Shares covered by the Reload Option would have been entitled to receive in connection with such event.

10.  Withholding.

(a) The Corporation's obligation to deliver Common Shares upon the exercise of the Reload Option shall be subject to payment by the Employee of any amount required to be withheld with respect to such exercise pursuant to any applicable federal, state or local tax withholding requirements.

(b) The Employee may elect to satisfy all or any part of his federal, state and local tax obligations (including, without limitation, FICA) with respect to such exercise by having the Corporation withhold from any Common Shares otherwise deliverable to him in connection with the exercise of the Reload Option a number of Common Shares, or by delivering Common Shares already owned by the Employee, having a market value equal in amount to the obligations to be so satisfied. The market value of Common Shares withheld or delivered shall be the mean of the high and low prices of such Common Shares on the Consolidated Trading Tape on the day of exercise or, if there was no such sale on such day, on the next preceding day on which there was a sale.

11.  Governing Law.

This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.

12.  Supplements.

Attached hereto is a supplement titled "Supplement D -- New Reload Option". Any such supplements so attached are incorporated herein and constitute a part of this Agreement as though set forth in full herein. Additional supplements may be added to this Agreement at a later date by the Committee; provided however that if any such additional supplement adversely affects the rights of the Employee under this Agreement, such supplement shall not be or become effective unless and until the Employee consents to its addition in writing. All capitalized terms used in such supplements without definition shall nave the meaning determined under this Agreement.

IN WITNESS WHEREOF, the Corporation and the Employee have duly executed this Agreement as of the date set forth above.

PHELPS DODGE CORPORATION


By
  -----------------------
Vice President


-------------------------
Employee


Supplement D
[New Reload Option -- 1998 Plan]

Supplement D to the Stock Reload Option Agreement (the "Agreement") dated between Phelps Dodge Corporation (the "Corporation") and (the "Employee").

1. Issuance of New Reload Option. In the event that the Employee exercises this Reload Option (a) at least six months prior to the expiration date of this Reload Option, (b) while still employed by the Corporation or a Subsidiary and
(c) prior to the expiration date of the Plan, using, in whole or in part, Common Shares owned by the Employee for at least three months prior to the day of exercise (the "Exercise Date"), the Employee shall be granted a new option (the "New Reload Option") under the Plan on the Exercise Date for the number of Common Shares of the Corporation equal to the number of Common Shares exchanged by the Employee to exercise this Reload Option; provided that a New Reload Option shall not be granted if the Exercise Date is (a) within six months of the expiration date of the Reload Option, (b) a date when the Employee is not employed by the Corporation or a Subsidiary, (c) after the expiration date of the Plan or (d) after the date, if any, the Committee decides to terminate the right of the Employee (including, without limitation, by terminating such rights as to all employees or all employees of a class of employees which includes the Employee) to receive upon the exercise of this Reload Option an additional New Reload Option in accordance with the terms of this Supplement.

2. Terms of New Reload Option. The New Reload Option shall be exercisable on the same terms and conditions as apply to the Reload Option as set forth in this Agreement, except that (a) the New Reload Option shall become exercisable in full on the day which is six months after the Exercise Date, (b) the option price per share shall be the fair market value of a Common Share on the Exercise Date, which shall be the mean of the high and low prices of a Common Share on the Consolidated Trading Tape on that day, or, if no sale of Common Shares is recorded on such tape on that day, then on the next preceding day on which there was such a sale and (c) the expiration date of the New Reload Option shall be the date of expiration of the Reload Option under this Agreement. The Corporation may issue a new agreement to evidence the New Reload Option and, if it does, that agreement shall supersede this Agreement in all respects insofar as the New Reload Option is concerned.

3. Right of Committee to Disapprove New Reload Option. Notwithstanding the foregoing, the continuance of a New Reload Option granted pursuant to this Supplement shall be subject to the disapproval of the Committee in its sole discretion exercised at the meeting of the Committee next following the date such New Reload Option is granted. Any New Reload Options so disapproved by the Committee shall terminate upon such disapproval.


DATE


NAME
ADDRESS
ADDRESS

                            Award of Restricted Stock

Dear NAME:

Phelps Dodge Corporation (the "Company") is pleased to confirm to you that at a meeting held on ______________, the Compensation and Management Development Committee of the Board of Directors of Phelps Dodge Corporation (the "Committee") awarded you _____ shares of Restricted Stock of the Company pursuant to the 1998 Stock Option and Restricted Stock Plan (the "Plan").

This letter will confirm the following agreement between you and the Company pursuant to the Plan. Capitalized words used in this letter and defined in the Plan are used as so defined. This award of Restricted Stock is subject to the terms and conditions of the Plan, as supplemented by this letter.

1. Restriction on Transfer. Except as provided in paragraphs 3 and 4 below, the shares of Restricted Stock awarded to you hereunder may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered until _____________________ (the "Restricted Period").

2. Forfeiture of Restricted Stock. Except as provided in paragraph 3 below, if your employment with the Company and its Subsidiaries terminates prior to the end of the Restricted Period for any reason including without limitation any termination by you or by the Company in its absolute discretion, your shares of Restricted Stock shall revert back to the Company without any payment to you and you shall cease to have any rights with respect to such shares of Restricted Stock. In the case of such reversion, such shares shall be retransferred to the Company by means of the stock power referred to in paragraph 5 below.

3. Death, Disability or Retirement. If your employment with the Company and its Subsidiaries terminates by reason of your Death, your Disability or your Retirement (except for a termination occurring within six months of the date of the grant of your shares of Restricted Stock on account of your Disability or Retirement), the Restricted Period shall lapse upon your termination of employment.

4. Change of Control. The Restricted Period shall lapse in the event that, on or after the date six months after the date of the grant of your shares of Restricted Stock, a Change of Control occurs.

5. Rights as a Shareholder. Subject to the provisions of paragraph 7 below, you shall have all the rights of a holder of Common Shares with respect to your Restricted Stock, including the right to vote the shares and to receive dividends. Notwithstanding the foregoing, your Restricted Stock shall be held by the Company prior to the lapse of the Restricted Period and you shall deliver to the Company a stock power executed in blank in such form as the Company shall determine.

6. Administration. The Plan is administered by the Committee and any interpretation or construction of the Plan or this letter by the Committee, and any determination made by the Committee pursuant to the Plan or this letter, shall be conclusive and binding on the Company, you and any other interested party.

7. Conversions and Property Distributions. In the event your Restricted Stock is exchanged for or converted into securities other than Common Shares or in the event that any distribution is made with respect to such Restricted Stock either in Common Shares or in other property or by way of an extraordinary cash dividend, the securities or other property or cash that you receive shall be subject to the same restrictions as apply to your Restricted Stock, including those provided by the last sentence of paragraph 5 above.

8. Withholding. You shall be required to pay, as a condition of receiving a share certificate without legend, any applicable federal, state or local tax withholding requirements, which, if the Committee shall permit, may be satisfied by the withholding of shares of Restricted Stock with respect to which the Restricted Period has lapsed, subject to such terms and conditions as the Committee shall impose.

9. Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.

Please sign one of the two copies of this letter where indicated below and the attached Stock Power and return them to me at your earliest convenience. Please retain the other copy of this letter for your records.

PHELPS DODGE CORPORATION


By:
  -----------------------
Ramiro G. Peru
Senior Vice President

ACCEPTED AND AGREED TO:



Date: